Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

(18)   Subsequent Events

On February 15, 2012, Northfield Bank, the wholly-owned subsidiary of Northfield Bancorp, Inc., sold the majority of its portfolio of premium finance loans at carrying value, except for $1.7 million of cancelled loans, and $4.3 million of loans originated to obligors residing in states where the purchaser is awaiting approval to own premium finance loans (“Excluded Loans”). At February 15, 2012, the sold loans had a carrying value of approximately $42.0 million. The Excluded Loans will be sold when the purchaser obtains approval to own them with the exception of cancelled loans, which will be held by the Bank until their ultimate resolution, which is generally a payment from the insurance carrier in the amount of the unearned premiums.

On February 22, 2012, Northfield Bancorp, Inc., Northfield Bancorp, MHC, and Northfield Bank were served with a summons and complaint related to a personal injury matter. The plaintiff is seeking damages of $40 million. The matter relates to an injury sustained by an individual on a property owned by a borrower of the Bank, which secures a loan to the Bank. The borrower is named as a co-defendant. The Bank does not operate the subject property or have any interest in the property, other than as collateral for its loan. The discovery phase is forthcoming; however, management believes the lawsuit is without merit. The Bank has $12 million in insurance coverage and the complaint is being defended by the Bank’s insurer. No accrual for loss has been established at December 31, 2011.

On March 13, 2012, Northfield Bancorp, Inc. (“Northfield Bancorp”) and Flatbush Federal Bancorp, Inc. (“Flatbush Federal Bancorp”) announced the execution of an Agreement and Plan of Merger, dated as of March 13, 2012, by and among Northfield Bancorp, MHC, Northfield Bancorp, the Bank and Flatbush Federal Bancorp, MHC, Flatbush Federal Bancorp and Flatbush Federal Savings and Loan Association (the “Merger Agreement”). Under the terms of the Merger Agreement, consideration for the transaction will be comprised of Northfield Bancorp’s common stock. Flatbush Federal Bancorp stockholders will receive 0.4748 of a share of Northfield Bancorp stock for each share of Flatbush Federal Bancorp common stock they own, subject to the terms and conditions of the Merger Agreement. The transactions contemplated by the Merger Agreement are subject to customary closing conditions, including regulatory approvals and approval from the stockholders of Flatbush Federal Bancorp and the members of Flatbush Federal Bancorp, MHC.